SASCO 2005-S1
Credit Risk Manager Report
August 2005
2005 The Murrayhill Company. All Rights Reserved.


The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell,or hold that or any other security.The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.
2005 The Murrayhill Company. All Rights Reserved.


Table of Contents

Section One 	Executive Summary
Section Two 	Prepayment Premium Analysis
Section Three 	Loss Report
Section Four 	Analytics

2005 The Murrayhill Company. All Rights Reserved.


Section One


Executive Summary


2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-S1 Executive Summary August 2005
Transaction Summary
Closing Date: 03/01/2005
Depositor: Structured Asset Securities Corporation
Trustee(s): U.S. Bank
Master Servicer: Aurora Loan Services Master Servicer
Servicer(s): Aurora Loan Services, Chase Home Finance, Countrywide,
	     GMAC Mortgage,Ocwen Financial Services, Option One Mortgage, Wells Fargo/ASC,Wells Fargo Bank, N.A.
Mortgage Insurer(s): United Guaranty Residential Insurance Company Delinquency Reporting Method: OTS1

Collateral Summary
			Closing Date	7/31/2005(2)	7/31/2005 as a
							Percentage of Closing
							Date

Collateral Balance 	$576,667,450 	$473,968,946 	82.19%

Loan Count 		11,983		10,174		84.90%

1OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.
2005 The Murrayhill Company. All Rights Reserved.


Collateral Statistics
					Loan Count 	Summed Balances
First Payment Default 			8		$775,750
Early Payment Defaults** 		42		$3,151,803
Multiple Loans to One Borrower*** 	473		$15,242,494

*Refers to loans repurchased in the current month
**A default that occurs on the second or third scheduled payment
***We are currently awaiting the borrower information necessary to populate these fields

Hurricane Katrina
Murrayhill identified 46 properties within this security which are located in areas that have been designated as disaster areas as a result of Hurricane Katrina. Murrayhill will continue to monitor these loans to ensure the servicer follows its disaster relief policies. Forty-four of these loans are current and a table detailing the two delinquent loans is included below.

Loan Number	Property Location	Delinquency Status	Unpaid Balance
					as of 7/31/05		as of 7/31/05

6102814 	New Iberia,LA		180 days		$19,982
6104318 	Hammond,LA		90 days			$17,969


Prepayments

Remittance 	Beginning Collateral 	Total 			Percentage of
Date 		Balance			Prepayments		Prepayments
8/25/2005	$494,482,733		$20,490,401		4.14
7/25/2005	$517,075,640		$22,294,969		4.31
6/25/2005	$534,830,574		$17,451,738		3.25

Prepayment Premium Analysis

Prepayment Premium Issues

In the 8/25/2005 remittance, 67 loans with active prepayment premium flags were paid off. The servicers remitted premiums for 65 of these loans totaling $138,017.Premiums were also remitted for 11 loans without active flags totaling $21,201,and four premiums were remitted for loans that paid off in prior periods totaling $14,159. The overall amount remitted to the P Class was $173,377. We have inquired with a servicer regarding two loans that paid off with active flags but did not have premiums remitted.

 2005 The Murrayhill Company. All Rights Reserved.

Loss Analysis

High Loss Amounts and/or High Loss Severities

In the 8/25/2005 remittance, two losses totaling $41,429 were passed to the trust. Loan number 6105252 passed a loss of $26,933 after being charged off, and loan number 6104941 passed a loss of $14,496 which was the result of a short payoff.

2005 The Murrayhill Company. All Rights Reserved.


Section Two


Prepayment Premium Analysis

2005 The Murrayhill Company. All Rights Reserved.

Reconciliation for Prepayment Premiums for SASCO 2005-S1
Mortgage Data Through: July 31, 2005


Section 1: Prepayment premiums remitted to the P Class by the trustee.
This information is taken from the Statement to Certificateholders prepared by the trustee.

					Trustee Remittance Date
Class 	  25-Aug-05   25-Jul-05   25-Jun-05   25-May-05   25-Apr-05  25-Mar-
05
P Class   $173,377	$152,885    $124,209    $98,075     $56,854    $15,846

Section 2: Prepayment premiums collected by the servicers and remitted to the trustee.This information is reported to Murrayhill by the servicers each month.

					Trustee Remittance Date
Servicer  25-Aug-05   25-Jul-05   25-Jun-05   25-May-05   25-Apr-05  25-Mar-05
Total	  $173,377    $152,885    $124,209    $97,559	    $57,369    $15,846

Section 3: Reconciliation of the amounts remitted to the P class by the trustee and the amounts remitted by the servicers to the trustee.


Amount remitted to the P Class: 		$173,377

Amount remitted by the servicers: 		$173,377

Difference: 					$      0



2005 The Murrayhill Company. All Rights Reserved.


Aggregate Paid-Off Loans Report for SASCO 2005-S1
Mortgage Data Through: July 31, 2005

Trustee Remittance Date: 	 25-Aug-05   25-Jul-05   25-Jun-05  25-May-05


Loans with Active Prepayment
Flags with Premiums
Remitted (A)				65	    61		51 	   42

					11	     9		 3 	    3


Total Loans with
Premiums Remitted (B) 			76	    73		54 	   45


Loans with Active Prepayment
Flags (C) 				67	    68		51 	   42


Loans without Prepayment Flags
with Premiums Remitted			11	     9		3 	    3



Subtotal (D) 				78	    77		54	   45



Premiums Remitted for Loans with
Active Prepayment Flags (A/C) 		97.01%	  89.71%     100.00%
100.00%


Total Loans with Premiums
Remitted to the Subtotal (B/D)		97.44%	  94.81%     100.00%
100.00%

Total Paid-Off Loans (E) 		355	  397		330	   281


Total Loans with Premiums
Remitted to the Total Paid-Off
Loans (B/E) 				21.41%	  18.39%     16.36%     16.01%



2005 The Murrayhill Company. All Rights Reserved.


Paid-Off Loan Exception Report for SASCO 2005-S1
Mortgage Data Through: July 31, 2005


									TOTAL
Total Paid-Off Loans with Flags 					68
Less Exceptions:

Loans with Expired Prepayment Clauses (as stated in the
Note)*									0

Loans that Contained a Clause Allowing Prepayment
Premiums to be Waived at the Time of Liquidation*			0


Loans That were liquidated from REO Status				0

Loans with Discrepancies between the Data File and the Note*		1

Defaulted Liquidated Loans that Could Not Have Premiums
Collected because of the Acceleration of the Debt*			0

Loans that were Liquidated Through Loss Mitigation Efforts*		0

Total Paid-Off Loans with Active Prepayment Flags (C) 			67

Other Exceptions:

Paid-Off Loans that Did Not have Premiums Collected because
of State Statutes							0
Paid-Off Loans with Active Prepayment Flags that Did Not
Have Premiums Remitted							2


* These categories are mutually exclusive.
2005 The Murrayhill Company. All Rights Reserved.



Paid-Off Loans With Prepayment Flags for SASCO 2005-S1

Mortgage Data Through: July 31, 2005


Loan    Delin-	Origi-	  PPP   Expir-      Pay-     Payoff   PPP   St-  %
of
Number 	quency	nation	  Flag  ation       off      Date     Remit-
ate PPP to
	String	Date	        Date        Balance	      ted       Payoff
6100452*CCCCC0	8/1/2004    1 	8/1/2005    $491,716 7/26/2005 $0     CA
0%
6109178*CCCCC0	9/30/2004   2 	9/30/2006   $64,307  7/26/2005 $0     DC
0%
6102640^CCCCC0	10/27/2004  2 	10/27/2006  $91,387  7/29/2005 $0     CA
0%
6100748**CCCCC0	5/26/2004   0 	5/26/2004   $25,250  7/8/2005  $1,059 CA
4%
6100636**CCCCC0	6/1/2004    0 	6/1/2004    $48,031  7/6/2005  $2,207 NV
5%
6100611**CCCCC0	6/1/2004    0 	6/1/2004    $42,710  7/8/2005  $1,835 AZ
4%
6100625**CCCCC0	6/1/2004    0 	6/1/2004    $34,520  7/8/2005  $1,548 CA
4%
6100513**CCCCC0	6/1/2004    0 	6/1/2004    $91,763  7/25/2005 $3,575 CA
4%
6100667**CCCCC0	6/1/2004    0 	6/1/2004    $70,054  7/28/2005 $2,646 CA
4%
6100717**CCCCC0	7/1/2004    0 	7/1/2004    $27,848  7/11/2005 $223   MI
1%
6100631**CCCCC0	7/1/2004    0 	7/1/2004    $32,042  7/20/2005 $1,408 FL
4%
6102163**CCCCC0	9/29/2004   0 	9/29/2004   $37,418  7/8/2005  $1,647 AZ
4%
6110980**CCCCC0	8/10/2004   0 	8/10/2004   $72,747  7/18/2005 $3,134 CA
4%
6109228**CCCCC0	9/8/2004    0 	9/8/2004    $50,158  7/12/2005 $1,919 NV
4%
6105021+CCCC0	10/6/2004   2 	10/6/2006   $99,529  6/29/2005 $3,972 CA
4%
6106219+CCCC0	11/1/2004   2 	11/1/2006   $121,778 6/30/2005 $5,348 CA
4%
6104738+CCCC0	10/5/2004   3 	10/5/2007   $96,342  6/21/2005 $4,239 CA
4%
6100846+CCCC0	10/8/2004   2 	10/8/2006   $76,688  6/15/2005 $600   CA
1%
6102761	CCCCC0	10/6/2004   1 	10/6/2005   $27,232  7/13/2005 $527
RI   2%
6102906	CCCCC0	10/14/2004  1 	10/14/2005  $74,011  7/14/2005 $1,432
RI   2%
6108701	CCCCC0	4/22/2004   2 	4/22/2006   $56,084  7/26/2005 $1,928
CA   3%
6111301	CCCCC0	9/3/2004    2 	9/3/2006    $66,264  7/15/2005 $3,285
CT   5%
6103434	CCCCC0	9/17/2004   2 	9/17/2006   $47,644  7/6/2005  $1,974
AZ   4%
6101996	CCCCC0	9/20/2004   2 	9/20/2006   $52,744  7/27/2005 $1,055
VA   2%
6103435	CCCCC0	9/20/2004   2 	9/20/2006   $37,855  7/1/2005  $1,478
AZ   4%
6103348	CCCCC0	9/20/2004   2 	9/20/2006   $56,244  7/25/2005 $2,100
NV   4%
6111342	CCCCC0	9/21/2004   2 	9/21/2006   $26,287  7/25/2005 $1,304
AZ   5%
6103660	CCCCC0	9/21/2004   2 	9/21/2006   $25,176  7/29/2005 $914
CA   4%
6104327	CCCCC0	9/21/2004   2 	9/21/2006   $30,047  7/1/2005  $1,178
FL   4%
6103760	CCCCC0	9/23/2004   2 	9/23/2006   $82,612  7/19/2005 $2,875
HI   3%
6102009	CCCCC0	9/24/2004   2 	9/24/2006   $58,500  7/5/2005  $2,225
CA   4%
6102271	CCCCC0	9/27/2004   2 	9/27/2006   $73,519  7/25/2005 $2,648
CA   4%
6102336	CCCCC0	9/27/2004   2 	9/27/2006   $116,462 7/21/2005 $4,651
CA   4%
6102214	CCCCC0	9/28/2004   2 	9/28/2006   $54,666  7/28/2005 $1,965
CA   4%
6102202	CCCCC0	9/28/2004   2 	9/28/2006   $49,814  7/6/2005  $2,189
AZ   4%
6102270	CCCCC0	9/29/2004   2 	9/29/2006   $73,499  7/25/2005 $2,794
CA   4%
6102144	CCCCC0	9/29/2004   2 	9/29/2006   $34,225  7/25/2005 $685
VA   2%
6103404	CCCCC0	9/29/2004   2 	9/29/2006   $20,695  7/19/2005 $804
AL   4%
6103694	CCCCC0	9/29/2004   2 	9/29/2006   $100,444 7/19/2005 $3,933
CA   4%
6102094	CCCCC0	9/30/2004   2 	9/30/2006   $27,896  7/29/2005 $1,226
AZ   4%
6102247	CC3690	9/30/2004   2 	9/30/2006   $65,759  7/12/2005 $2,631
FL   4%
6104221	CCCCC0	9/30/2004   2 	9/30/2006   $66,577  7/29/2005 $2,450
CA   4%
6103856	CCCCC0	9/30/2004   2 	9/30/2006   $27,613  7/6/2005  $673
MA   2%
6103536	CCCCC0	10/1/2004   2 	10/1/2006   $61,551  7/5/2005  $2,400
CA   4%
6109129	CCCCC0	10/4/2004   2 	10/4/2006   $11,942  7/5/2005  $597
FL   5%
6103161	CCCCC0	10/5/2004   2 	10/5/2006   $25,872  7/6/2005  $1,102
FL   4%
6102279	CCCCC0	10/7/2004   2 	10/7/2006   $78,639  7/21/2005 $2,987
CA   4%
6103738	CCCCC0	10/8/2004   2 	10/8/2006   $41,259  7/5/2005  $1,669
CA   4%
6111220	CCCCC0	10/12/2004  2 	10/12/2006  $75,652  7/26/2005 $1,500
CA   2%
6102250	CCCCC0	10/12/2004  2 	10/12/2006  $66,752  7/6/2005  $2,804 CA   4%
6103508	CCCCC0	10/13/2004  2 	10/13/2006  $37,514  7/11/2005 $1,380
FL   4%
6103678	CCCCC0	10/14/2004  2 	10/14/2006  $26,643  7/1/2005  $259
MI   1%
6102818	CCCCC0	10/15/2004  2 	10/15/2006  $31,546  7/26/2005 $1,393
DE   4%
6103255	CCCCC0	10/18/2004  2 	10/18/2006  $49,567  7/26/2005 $2,343
CT   5%
6102689	CCCCC0	10/20/2004  2 	10/20/2006  $139,757 7/5/2005  $5,591
CA   4%
6103921	CCCCC0	10/20/2004  2 	10/20/2006  $35,370  7/13/2005 $1,313
NH   4%
6104204	CCCCC0	10/21/2004  2 	10/21/2006  $36,580  7/20/2005 $1,289
FL   4%
6103527	CCCCC0	10/25/2004  2 	10/25/2006  $42,029  7/29/2005 $1,686
FL   4%
6102644	CCCCC0	10/28/2004  2 	10/28/2006  $94,524  7/28/2005 $3,592
CA   4%
6102605	CCCCC0	10/29/2004  2 	10/29/2006  $73,662  7/29/2005 $740
OH   1%
6102394	CCCCC0	10/29/2004  2 	10/29/2006  $24,463  7/6/2005  $492
MO   2%
6102447	CCCCC0	11/2/2004   2 	11/2/2006   $29,353  7/25/2005 $1,116
AZ   4%
6102535	CCCCC0	11/4/2004   2 	11/4/2006   $44,871  7/12/2005 $898
VA   2%
6101951	CCCCC0	11/15/2004  2 	11/15/2006  $42,663  7/5/2005  $1,813
VA   4%
6101954	CCCCC0	11/23/2004  2 	11/23/2006  $114,470 7/28/2005 $1,255
DC   1%
6100289	CCCC0	11/23/2004  2 	11/23/2006  $67,777  7/22/2005 $2,846 CA
4%
6100305	CCCC0	11/24/2004  2 	11/24/2006  $76,748  7/11/2005 $3,224 CA
4%
6100147	CC3C0	11/30/2004  2 	11/30/2006  $28,506  7/6/2005  $1,198 AZ
4%
6100392	CCCC0	12/1/2004   2 	12/1/2006   $134,079 7/19/2005 $5,348 CA
4%
6100311	CCCC0	12/2/2004   2 	12/2/2006   $78,472  7/12/2005 $3,137 CA
4%
6100263	36FF0	12/13/2004  2 	12/13/2006  $55,803  7/11/2005 $2,128 CA
4%
6100426	CCCCC0	3/24/2004   3 	3/24/2007   $35,397  7/22/2005 $708
FL   2%
6111391	CCCCC0	5/27/2004   3 	5/27/2007   $80,757  7/28/2005 $2,598
CA   3%
6108812	66990	6/14/2004   3 	6/14/2007   $72,301  7/12/2005 $3,257 CA
5%
6108791	CCCCC0	7/30/2004   3 	7/30/2007   $113,984 7/1/2005  $3,891
CA   3%
6109190	CCCCC0	8/10/2004   3 	8/10/2007   $20,152  7/25/2005 $832
FL   4%
6111144	CC3690	8/27/2004   3 	8/27/2007   $88,626  7/11/2005 $4,349
CA   5%
6111164	CCCCC0	9/14/2004   3 	9/14/2007   $67,350  7/19/2005 $3,338
CA   5%
6102774	CCCCC0	9/30/2004   3 	9/30/2007   $45,119  7/26/2005 $878
VA   2%
6111149	CCCCC0	10/6/2004   3 	10/6/2007   $93,432  7/29/2005 $3,797
CA   4%
6111158	CCCCC0	10/11/2004  3 	10/11/2007  $92,405  7/11/2005 $4,528
CA   5%
6105408	CCCCC0	10/14/2004  3 	10/14/2007  $86,496  6/23/2005 $2,851
CA   7%
6104378	CCCCC0	10/22/2004  3 	10/22/2007  $49,596  7/29/2005 $1,967
CA   4%

*Awaiting Servicer Response.
**Prepayment Premium collected without a prepayment flag.
^Document Discrepency
+Remitted from Prior Payoff Period

2005 The Murrayhill Company. All Rights Reserved.


Section Three


Loss Report

SASCO 2005-S1 Historical Monthly Losses
Losses Through: August 31, 2005

Date	Loan Loss Amount	Loss Percentage

8/25/2005	$41,429.13	0.01%

7/25/2005	$39,222.81	0.01%

6/25/2005	$131,640.41	0.02%

5/25/2005	$0.00		0.00%

4/25/2005	$0.00		0.00%

3/25/2005	$0.00		0.00%

Totals:		$212,292.35	0.04%

*The loss percentage is a calculation of the total monthly loss as a percentage of the original balance of the security.

2005 The Murrayhill Company. All Rights Reserved.

Section Four

Analytics

2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-S1 FICO Distribution by Status
Mortgage Data Through: July 31, 2005
FICO	Delinquency	Percentage
550	Current	0
570	Current	0
580	Current	0.002
580	Delinquent	0.004
580	Paid Off	0.001
590	Current	0.005
590	Delinquent	0.014
590	Paid Off	0.004
600	Current	0.018
600	Delinquent	0.046
600	Paid Off	0.013
610	Current	0.03
610	Delinquent	0.096
610	Paid Off	0.024
620	Current	0.045
620	Delinquent	0.096
620	Paid Off	0.034
630	Current	0.06
630	Delinquent	0.068
630	Paid Off	0.048
640	Current	0.063
640	Delinquent	0.078
640	Paid Off	0.057
650	Current	0.061
650	Delinquent	0.068
650	Paid Off	0.063
660	Current	0.07
660	Delinquent	0.068
660	Paid Off	0.075
670	Current	0.076
670	Delinquent	0.093
670	Paid Off	0.078
680	Current	0.08
680	Delinquent	0.075
680	Paid Off	0.087
690	Current	0.08
690	Delinquent	0.043
690	Paid Off	0.08
700	Current	0.068
700	Delinquent	0.036
700	Paid Off	0.078
710	Current	0.06
710	Delinquent	0.039
710	Paid Off	0.07
720	Current	0.056
720	Delinquent	0.039
720	Paid Off	0.052
730	Current	0.047
730	Delinquent	0.025
730	Paid Off	0.048
740	Current	0.041
740	Delinquent	0.043
740	Paid Off	0.042
750	Current	0.036
750	Delinquent	0.025
750	Paid Off	0.042
760	Current	0.032
760	Delinquent	0.018
760	Paid Off	0.038
770	Current	0.026
770	Delinquent	0.007
770	Paid Off	0.025
780	Current	0.02
780	Delinquent	0.011
780	Paid Off	0.021
790	Current	0.012
790	Delinquent	0.011
790	Paid Off	0.01
800	Current	0.007
800	Paid Off	0.007
810	Current	0.002
810	Paid Off	0.003
820	Current	0.001
820	Paid Off	0.001

Status	# of Loans	Average	Std. Deviation
Current		9,893	685	48.016
Delinquent	281	664	47.961
Paid Off	1,779	689	46.242
Total:		11,953

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Loan-to-Value Distribution by Status
Mortgage Data Through: July 31, 2005
LTV	Delinquency	Percentage
0	Current	0.002
0	Paid Off	0.006
0.1	Paid Off	0.264
0.1	Current	0.193
0.1	Delinquent	0.085
0.2	Current	0.765
0.2	Paid Off	0.689
0.2	Delinquent	0.847
0.3	Paid Off	0.038
0.3	Delinquent	0.06
0.3	Current	0.039
0.4	Paid Off	0.002
0.4	Delinquent	0.007
0.4	Current	0.001
0.5	Current	0

Status	# of Loans	Average	Std. Deviation
Current	9,893	0.961	0.061
Delinquent	281	0.976	0.045
Paid Off	1,779	0.939	0.076
Total:	11,953

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Balance Distribution by Status
Mortgage Data Through: July 31, 2005
Balance	Delinquency	Percentage
0	Current	0
10000	Current	0.045
10000	Delinquent	0.028
20000	Current	0.215
20000	Delinquent	0.199
30000	Current	0.221
30000	Delinquent	0.21
40000	Current	0.135
40000	Delinquent	0.114
50000	Current	0.1
50000	Delinquent	0.078
60000	Current	0.076
60000	Delinquent	0.05
70000	Current	0.06
70000	Delinquent	0.053
80000	Current	0.036
80000	Delinquent	0.06
90000	Current	0.033
90000	Delinquent	0.039
100000	Current	0.024
100000	Delinquent	0.021
110000	Current	0.017
110000	Delinquent	0.021
120000	Current	0.013
120000	Delinquent	0.028
130000	Current	0.008
130000	Delinquent	0.021
140000	Current	0.005
140000	Delinquent	0.014
150000	Current	0.004
150000	Delinquent	0.011
160000	Current	0.002
160000	Delinquent	0.004
170000	Current	0.002
170000	Delinquent	0.007
180000	Current	0.001
180000	Delinquent	0.011
190000	Current	0
190000	Delinquent	0.004
200000	Current	0.002
200000	Delinquent	0.018
210000	Current	0
220000	Current	0
230000	Current	0
240000	Current	0
250000	Current	0.001
250000	Delinquent	0.004
270000	Current	0
280000	Current	0
300000	Current	0
320000	Current	0
350000	Delinquent	0.004
400000	Current	0

Status	# of Loans	Average	Std. Deviation
Current	9,893	46,241.08	31,257.11
Delinquent	281	58,739.98	47,466.40
Total:	10,174

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Mortgage Term Distribution by Status
Mortgage Data Through: July 31, 2005
Mortgage Term	Delinquency	Percentage
120	Current	0
120	Paid Off	0.001
180	Paid Off	0.639
180	Current	0.611
180	Delinquent	0.644
240	Delinquent	0.032
240	Current	0.019
240	Paid Off	0.017
360	Paid Off	0.343
360	Current	0.369
360	Delinquent	0.324

# of Loans	Other	120	180	240	360
11,953	0	5	7,367	224	4357

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Mortgage Purpose Distribution
Mortgage Data Through: July 31, 2005


Origination Statistics	Current Loans


Purpose	Number	Percentage	Purpose	Number	Percentage
Cash-out refinance 	1,248	10.4%	Cash-out refinance 	1,001	10.1%
Purchase	10,139	84.6%	Purchase	8,398	84.9%

Rate/term refinance 	532	4.4%	Rate/term refinance 	440	4.4%
Home Improvement 	0	0.0%	Home Improvement 	0	0.0%
Other	64	0.5%	Other	54	0.5%

Total	11,983	100%	Total	9,893	100%


Delinquent Loans	Paid Off Loans


Purpose	Number	Percentage	Purpose	Number	Percentage

Cash-out refinance 	23	8.2%	Cash-out refinance 	221	12.4%
Purchase	248	88.3%	Purchase	1,467	82.5%

Rate/term refinance 	9	3.2%	Rate/term refinance 	82	4.6%
Home Improvement 	0	0.0%	Home Improvement 	0	0.0%
Other	1	0.4%	Other	9	0.5%

Total	281	100%	Total	1,779	100%

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Ownership Distribution by Status
Mortgage Data Through: July 31, 2005
Ownership Type	Delinquency	Percentage
Investment Home	Current	0.231
Investment Home	Delinquent	0.096
Investment Home	Paid Off	0.309
Primary Home	Current	0.744
Primary Home	Delinquent	0.897
Primary Home	Paid Off	0.657
Second Home	Current	0.024
Second Home	Delinquent	0.007
Second Home	Paid Off	0.034

Title	# of Loans
Investment Home	2,867
Primary Home	8,782
Second Home	304
Total:	11,953

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Delinquent Balance Over Time
Mortgage Data Through: July 31, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
2/28/2005	2841029.21	982004.78	0	0    0
3/31/2005	4616130.66	2333432.97	1448319.82   30310.02	0
4/30/2005	3581337.99	2613406.91	2758607.1    586894.38	0
5/31/2005	4517476.9	1628746.3	3368866.83   1708592.09	0
6/30/2005	4720332.25	2463624.42	3880553.49   2324695.69	0
7/31/2005	6136758.54	2464228.96	5415873.21   2462074.78 27000

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Delinquent Count Over Time
Mortgage Data Through: July 31, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
2/28/2005	46	14	0	0	0
3/31/2005	95	37	20	1	0
4/30/2005	69	47	41	8	0
5/31/2005	92	35	51	22	0
6/30/2005	79	43	62	36	0
7/31/2005	115	37	91	37	1

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Conditional Prepayment Rates
Mortgage Data Through: July 31, 2005
Date	Distribution Date	CPR	3-Month MA 6-Month MA 12-Month MA
7/31/2005	8/25/2005	39.87%	38.07%
6/30/2005	7/25/2005	41.14%	34.02%
5/31/2005	6/25/2005	32.90%	30.13%
4/30/2005	5/25/2005	27.28%
3/31/2005	4/25/2005	30.10%
2/28/2005	3/25/2005	16.38%

Copyright 2005, The Murrayhill Company. All rights reserved.